UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)
ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Indentification Number)
	PO Box 789 (Address of principal executive offices)	04769 (Zip Code)
Registrant's telephone number, including area code: 207-760-2499

Item 2.02. Results of Operations and Financial Condition

Maine & Maritimes Corporation Announces Third Quarter 2004 Results

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Maine & Maritimes Corporation dated November 09, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 09, 2004	MAINE & MARITIMES CORPORATION By: /s/ Kurt A. Tornquist Kurt A. Tornquist Senior Vice President, Chief Accounting Officer and Treasurer